DEAN WITTER HIGH YIELD SECURITIES INC.      Two World Trade Center, New York,
LETTER TO THE SHAREHOLDERS                  New York 10048
February 28, 1997

DEAR SHAREHOLDER:

Continuing its strong performance of the first half of 1996, the high-yield market posted solid returns during the past six months and outperformed most of the other fixed-income markets. With the economy rebounding and with corporate earnings holding up well, the market was able to offset what was a relatively weak fixed-income environment.

A year ago, investors were anticipating a recession due to concern over a then-weakening economy. U.S. Treasury yields were lower than today's levels, while yields in the high-yield market were higher. As the year played out, we saw the economy bounce back, corporate earnings hold up, the equity markets reach all time highs and recession fears ease. The result was a somewhat volatile U.S. Treasury market, while the high-yield market held up well given the stronger-than-expected economy. Although yield spreads narrowed during the year, many B-rated issues still provide an attractive yield advantage over U.S. Treasuries (nearly 400 basis points) and trade at or below par.

As Dean Witter High Yield Securities begins the second half of its fiscal year, we note that a correction is underway across most of the financial markets, including the high-yield bond sector. On the heels of a credit tightening by the Federal Reserve Board in late March, considerable nervousness was evident in both the equity and fixed-income markets. Speculation as to the timing and impact of any further increases in interest rates has created uncertainty on the part of many investors. The high-yield market has felt this weakness as well, as investors discount a future potential slowing in the economy resulting from today's higher interest rates.

PERFORMANCE AND PORTFOLIO STRATEGY

Against this backdrop, Dean Witter High Yield Securities produced a total return of 6.92 percent for the six-month period ended February 28, 1997, based on its net asset value (NAV) of $6.66 per share. This compares to a return of 8.74 percent for the Lehman High Yield Index and a return of

DEAN WITTER HIGH YIELD SECURITIES INC.
LETTER TO THE SHAREHOLDERS, continued

8.76 percent for the Lipper High Yield Fund Index during the same period. Over the past six months, the Fund continued to distribute regular income dividends at a rate of $0.055 per share per month. For the full six-month period, the Fund's distributions totaled $0.50 per share, including an extra income dividend of $0.17 per share paid on December 31, 1996. On February 28, 1997, the Fund's net assets exceeded $472 million.

As the economy continued to expand over the past few years, we have tended to concentrate on B-rated issues. In a growing economy, one can find undervalued, "upgrade" candidates in this sector of the market that provide attractive yields as well as appreciation potential. As such, we continue to feel that many of these issues are very attractive long-term investments. However, given a potentially slowing economy down the road, we have begun to take some defensive steps in the portfolio. Over the past six to nine months, we have upgraded the portfolio by increasing our allocation to the higher-quality end of the market (BB-rated issues or higher) from 10 percent to 25 percent. We also sold many of our heavy cyclical positions and are now focused mainly on the more predictable recession-resistant or growth sectors of the economy. In certain of these sectors, such as media and telecommunications, we expect to see continued consolidation, which should bode well for most industry participants.

LOOKING AHEAD

Overall, we continue our focus on discounted B-rated investments yielding 10 percent or higher. However, while we are not expecting a recession in 1997, we have begun to take a more defensive approach in case of any further economic slowing down the road.

We thank you for your continued support of Dean Witter High Yield Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo
--------------------------
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER HIGH YIELD SECURITIES INC.
PORTFOLIO OF INVESTMENTS February 28, 1997 (unaudited)


 PRINCIPAL
 AMOUNT IN                                                                       COUPON    MATURITY
 THOUSANDS                                                                        RATE       DATE          VALUE
-------------------------------------------------------------------------------------------------------------------
             CORPORATE BONDS (92.5%)
             Aerospace (1.6%)
   $ 8,000   Sabreliner Corp. (Series B) .....................................   12.50 %   04/15/03     $ 7,760,000
                                                                                                      --------------
             Automotive (4.5%)
     4,000   APS, Inc.  ......................................................   11.875    01/15/06       4,280,000
     6,800   Envirotest Systems, Inc.  .......................................    9.125    03/15/01       6,417,500
    10,000   Toyota Motor Credit Corp.  ......................................   15.00     09/26/97      10,505,500
                                                                                                      --------------
                                                                                                         21,203,000
                                                                                                      --------------
             Broadcast Media (4.0%)
     4,000   Adams Outdoor Advertising L.P. ..................................   10.75     03/15/06       4,300,000
     7,000   Capstar Broadcasting Partners -144A* ............................   12.75 ++  02/01/09       4,060,000
     4,000   Paxson Communications Corp.  ....................................   11.625    10/01/02       4,290,000
     6,000   Spanish Broadcasting System, Inc.  ..............................    7.50     06/15/02       6,360,000
                                                                                                      --------------
                                                                                                         19,010,000
                                                                                                      --------------
             Business Services (4.6%)
     9,052   Anacomp, Inc.  ..................................................   13.00 +   06/04/02       9,458,863
    12,000   Xerox Credit Corp.  .............................................   15.00     06/10/97      12,292,320
                                                                                                      --------------
                                                                                                         21,751,183
                                                                                                      --------------
             Cable & Telecommunications (15.8%)
             Adelphia Communications Corp.
     7,116   (Series B) ......................................................    9.50 +   02/15/04       6,439,981
     3,500   Adelphia Communications, Inc. -144A* ............................    9.875    03/01/07       3,408,125
     5,000   American Communications Services, Inc.  .........................   13.00 ++  11/01/05       3,287,500
     5,000   American Communications Services, Inc.  .........................   12.75 ++  04/01/06       3,087,500
    12,000   AT&T Capital Corp.  .............................................   15.00     05/05/97      12,184,920
     4,000   Cablevision Systems Corp.  ......................................   10.50     05/15/16       4,210,000
     5,000   Charter Communication South East L.P. (Series B) ................   11.25     03/15/06       5,375,000
    10,627   Falcon Holdings Group L.P. (Series B) ...........................   11.00 +   09/15/03       9,617,054
     5,000   Frontiervision, Inc.  ...........................................   11.00     10/15/06       5,225,000
    11,000   Hyperion Telecommunication, Inc. (Series B) .....................   13.00 ++  04/15/03       6,407,500
    13,400   In-Flight Phone Corp. (Series B)(a) .............................   14.00 ++  05/15/02       1,005,000
     4,000   IXC Communications, Inc. (Series B) .............................   12.50     10/01/05       4,530,000
     5,050   Peoples Telephone Co., Inc.  ....................................   12.25     07/15/02       5,390,875
     4,000   Rifkin Acquisition Partners L.P.  ...............................   11.125    01/15/06       4,235,000
                                                                                                      --------------
                                                                                                         74,403,455
                                                                                                      --------------

                      SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER HIGH YIELD SECURITIES INC.
PORTFOLIO OF INVESTMENTS February 28, 1997 (unaudited) continued

 PRINCIPAL
 AMOUNT IN                                                                       COUPON    MATURITY
 THOUSANDS                                                                        RATE       DATE          VALUE
-------------------------------------------------------------------------------------------------------------------
             Computer Equipment (3.1%)
   $ 5,000   Unisys Corp.  ...................................................   15.00 %   07/01/97     $ 5,231,250
     8,000   Unisys Corp. (Conv.) ............................................    8.25     03/15/06       9,620,000
                                                                                                      --------------
                                                                                                         14,851,250
                                                                                                      --------------
             Consumer Products (2.2%)
     5,500   J.B. Williams Holdings, Inc.  ...................................   12.00     03/01/04       5,692,500
     4,500   Renaissance Cosmetics, Inc. -144A* ..............................   11.75     02/15/04       4,640,625
                                                                                                      --------------
                                                                                                         10,333,125
                                                                                                      --------------
             Containers (2.2%)
     5,000   Mail-Well Corp.  ................................................   10.50     02/15/04       5,150,000
     5,000   Packaging Resources, Inc.  ......................................   11.625    05/01/03       5,318,750
                                                                                                      --------------
                                                                                                         10,468,750
                                                                                                      --------------
             Electrical & Alarm Systems (2.2%)
    11,000   Mosler, Inc.  ...................................................   11.00     04/15/03      10,505,000
                                                                                                      --------------
             Entertainment/Gaming & Lodging (9.3%)
     4,000   AMF Group Inc. (Series B) .......................................   10.875    03/15/06       4,365,000
     9,750   Fitzgeralds Gaming Corp. (Units)++  .............................   13.00     12/31/02       8,531,250
     8,000   Lady Luck Gaming Finance Corp.  .................................   11.875    03/01/01       7,870,000
     8,000   Motels of America, Inc. (Series B) ..............................   12.00     04/15/04       6,960,000
     4,000   Players International, Inc.  ....................................   10.875    04/15/05       4,200,000
     4,000   Plitt Theaters, Inc. (Canada) ...................................   10.875    06/15/04       4,100,000
     4,000   Station Casinos, Inc.  ..........................................    9.625    06/01/03       4,060,000
     4,000   Stuart Entertainment, Inc. -144A* ...............................   12.50     11/15/04       4,070,000
                                                                                                      --------------
                                                                                                         44,156,250
                                                                                                      --------------
             Financial (4.4%)
     9,500   General Electric Capital Corp.  .................................   13.50     01/20/98      10,113,795
    10,000   Household Finance Corp.  ........................................   15.00     09/25/97      10,505,400
                                                                                                      --------------
                                                                                                         20,619,195
                                                                                                      --------------
             Foods & Beverages (7.4%)
     9,621   Envirodyne Industries, Inc.  ....................................   10.25     12/01/01       9,621,000
     4,000   Fleming Companies Inc.  .........................................   10.625    12/15/01       4,225,000
     4,000   General Mills, Inc.  ............................................   13.50     01/21/98       4,253,680
    42,650   Specialty Foods Acquisition Corp. (Series B) ....................   13.00 ++  08/15/05      17,060,000
                                                                                                      --------------
                                                                                                         35,159,680
                                                                                                      --------------

                      SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER HIGH YIELD SECURITIES INC.
PORTFOLIO OF INVESTMENTS February 28, 1997 (unaudited) continued

 PRINCIPAL
 AMOUNT IN                                                                       COUPON    MATURITY
 THOUSANDS                                                                        RATE       DATE          VALUE
-------------------------------------------------------------------------------------------------------------------
             Healthcare (2.9%)
   $11,750   Unilab Corp.  ...................................................   11.00 %   04/01/06     $ 8,401,250
     5,000   Unison Healthcare Corp. -144A* ..................................   12.25     11/01/06       5,362,500
                                                                                                      --------------
                                                                                                         13,763,750
                                                                                                      --------------
             Manufacturing (4.3%)
     5,000   Berry Plastics Corp.  ...........................................   12.25     04/15/04       5,556,250
     4,000   Exide Electronics Group, Inc. (Series B) ........................   11.50     03/15/06       4,345,000
     5,000   International Wire Group, Inc.  .................................   11.75     06/01/05       5,425,000
     5,000   Uniroyal Technology Corp.  ......................................   11.75     06/01/03       5,037,500
                                                                                                      --------------
                                                                                                         20,363,750
                                                                                                      --------------
             Manufacturing -Diversified (6.5%)
     4,000   Foamex L.P.  ....................................................   11.875    10/01/04       4,320,000
     5,000   Interlake Corp.  ................................................   12.125    03/01/02       5,250,000
     5,000   J.B. Poindexter & Co., Inc.  ....................................   12.50     05/15/04       5,100,000
     6,030   Jordan Industries, Inc.  ........................................   10.375    08/01/03       6,060,150
    11,420   Jordan Industries, Inc.  ........................................   11.75 ++  08/01/05       9,906,900
     5,000   Starcraft Industrial Corp. (a)  .................................   16.50     01/15/98          --
                                                                                                      --------------
                                                                                                         30,637,050
                                                                                                      --------------
             Oil & Gas (2.1%)
     4,000   Petro Stopping Centers L.P. -144A* ..............................   10.50     02/01/07       4,220,000
     5,000   TransTexas Gas Corp.  ...........................................   11.50     06/15/02       5,562,500
                                                                                                      --------------
                                                                                                          9,782,500
                                                                                                      --------------
             Publishing (4.2%)
     5,000   Affiliated Newspapers Investments, Inc.  ........................   13.25 ++  07/01/06       4,250,000
     4,000   American Media Operations, Inc.  ................................   11.625    11/15/04       4,350,000
     3,000   MDC Communications Corp.  .......................................   10.50     12/01/06       3,172,500
     3,000   Petersen Publishing, Inc. -144A* ................................   11.125    11/15/06       3,262,500
     5,000   United States Banknote Corp.  ...................................   10.375    06/01/02       5,018,750
                                                                                                      --------------
                                                                                                         20,053,750
                                                                                                      --------------
             Restaurants (4.9%)
             American Restaurant Group
    25,072   Holdings, Inc.  .................................................   14.00 ++  12/15/05      11,470,440
     3,000   Ameriking, Inc.  ................................................   10.75     12/01/06       3,127,500
     4,000   Carrols Corp.  ..................................................   11.50     08/15/03       4,280,000
     4,000   FRD Acquisition Corp. (Series B) ................................   12.50     07/15/04       4,185,000
                                                                                                      --------------
                                                                                                         23,062,940
                                                                                                      --------------

                      SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER HIGH YIELD SECURITIES INC.
PORTFOLIO OF INVESTMENTS February 28, 1997 (unaudited) continued

 PRINCIPAL
 AMOUNT IN                                                                       COUPON    MATURITY
 THOUSANDS                                                                        RATE       DATE          VALUE
-------------------------------------------------------------------------------------------------------------------
             Retail (0.9%)
   $10,450   County Seat Stores Co. (b) ......................................   12.00 %   10/01/02    $  4,180,000
                                                                                                      --------------
             Retail -Food Chains (2.1%)
     4,000   Jitney-Jungle Stores ............................................   12.00     03/01/06       4,480,000
     5,500   Pathmark Stores, Inc.  ..........................................    9.625    05/01/03       5,376,250
                                                                                                      --------------
                                                                                                          9,856,250
                                                                                                      --------------
             Textiles (2.4%)
     4,000   Reeves Industries, Inc.  ........................................   11.00     07/15/02       3,800,000
     8,117   U.S. Leather, Inc.  .............................................   10.25     07/31/03       7,386,470
                                                                                                      --------------
                                                                                                         11,186,470
                                                                                                      --------------
             Transportation (0.9%)
     4,000   Atlantic Express -144A* .........................................   10.75     02/01/04       4,120,000
                                                                                                      --------------

             TOTAL CORPORATE BONDS
             (Identified Cost $454,451,511) .........................................................   437,227,348
                                                                                                      --------------



 NUMBER OF
   SHARES
-----------
             COMMON STOCKS (c)(3.7%)
             Automotive (0.0%)
         709 Northern Holdings Industrial Corp. (d)  .........................       --
                                                                               --------------
             Entertainment/Gaming & Lodging (0.1%)
       7,500 Motels of America, Inc. -144A* ..................................      262,500
     781,421 Vagabond Inns, Inc. (Class D)(a)  ...............................          781
                                                                               --------------
                                                                                    263,281
                                                                               --------------
             Foods & Beverages (1.0%)
     408,055 Seven-Up/RC Bottling Co. Southern California, Inc. (d)  .........    4,539,612
     273,750 Specialty Foods Acquisition Corp. -144A* ........................      273,750
                                                                               --------------
                                                                                  4,813,362
                                                                               --------------
             Manufacturing -Diversified (2.6%)
     451,613 Thermadyne Holdings Corp. (d)  ..................................   12,419,359
                                                                               --------------
             Restaurants (0.0%)
      26,057 American Restaurant Group Holdings, Inc. -144A* .................       26,057
                                                                               --------------
             Textiles (0.0%)
      12,000 JPS Textile Group, Inc. (Class A)  ..............................          120
                                                                               --------------
             TOTAL COMMON STOCKS
             (Identified Cost $69,873,804)  ..................................   17,522,179
                                                                               --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH YIELD SECURITIES INC.
PORTFOLIO OF INVESTMENTS February 28, 1997 (unaudited) continued


 NUMBER OF
   SHARES                                                                           VALUE
---------------------------------------------------------------------------------------------
             PREFERRED STOCKS (0.4%)
             Entertainment/Gaming & Lodging (0.4%)
    80,000   Fitzgeralds Gaming Corp. (Units) ++ .............................   $1,830,000
                                                                               --------------
             Oil & Gas Products (0.0%)
   113,955   TGX Corp. (Series A)(c)(d)  .....................................        1,140
                                                                               --------------
             TOTAL PREFERRED STOCKS
             (Identified Cost $2,830,000)  ...................................    1,831,140
                                                                               --------------

 NUMBER OF                                                                      EXPIRATION
  WARRANTS                                                                         DATE
-----------  ----------------------------------------------------------------  ------------  -------------
             WARRANTS (c)(0.1%)
             Aerospace (0.0%)
    9,000    Sabreliner Corp. -144A* .........................................   04/15/03        90,000
                                                                                             -------------
             Cable & Telecommunications (0.0%)
    8,000    Hyperion Telecommunication, Inc. (Series B) -144A* ..............   04/01/01       240,000
                                                                                             -------------
             Containers (0.0%)
   10,000    Crown Packaging Holdings, Ltd. -144A* ...........................   11/01/03           100
                                                                                             -------------
             Entertainment/Gaming & Lodging (0.0%)
    5,000    Boomtown, Inc. -144A* ...........................................   11/01/98          --
    8,312    Fitzgeralds Gaming Corp.  .......................................   12/19/98         8,397
    3,500    Fitzgeralds South Inc. -144A* ...................................   03/15/99          --
                                                                                             -------------
                                                                                                  8,397
                                                                                             -------------
             Manufacturing (0.1%)
    4,000    Exide Electronics Group, Inc. -144A* ............................   03/15/06       191,000
   70,000    Uniroyal Technology Corp.  ......................................   06/01/03        70,000
                                                                                             -------------
                                                                                                261,000
                                                                                             -------------
             Retail (0.0%)
   10,000    County Seat Holdings Co.  .......................................   10/15/98           100
                                                                                             -------------
             TOTAL WARRANTS
             (Identified Cost $1,383,529)  ...................................                  599,597
                                                                                             -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH YIELD SECURITIES INC.
PORTFOLIO OF INVESTMENTS February 28, 1997 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS (2.9%)
            U.S. GOVERNMENT AGENCY (e) (2.4%)
  $11,000   Federal Home Loan Banks
            (Amortized Cost $10,996,761) ....................................  5.30%   03/03/97   $ 10,996,761
                                                                                                 --------------
            REPURCHASE AGREEMENT (0.5%)
    2,474   The Bank of New York (dated 02/28/97; proceeds $2,475,352;
             collateralized By $461,122 Federal National Mortgage Assoc.
             7.36% due 02/07/07
             valued at $464,063 and $1,646,467
             U.S. Treasury Bond 9.25%
             due 02/15/16 valued at $2,059,693)
             (Identified Cost $2,474,270) ...................................  5.25    03/03/97      2,474,270
                                                                                                 --------------
            TOTAL SHORT-TERM INVESTMENTS
            (Identified Cost $13,471,031) ............................................              13,471,031
                                                                                                 --------------
            TOTAL INVESTMENTS
            (Identified Cost $542,009,875)(f) ........................................    99.6%    470,651,295
            OTHER ASSETS IN EXCESS OF LIABILITIES ....................................     0.4       1,916,313
                                                                                                 --------------
            NET ASSETS ...............................................................   100.0%   $472,567,608
                                                                                      ========== ==============

------------
*       Resale is restricted to qualified institutional investors.
++ Consists of one or more classes of securities traded together as a unit; bonds or preferred stocks with attached warrants.
+       Payment-in-kind securities.
++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
(a)     Non-income producing security; issuer in bankruptcy.
(b)     Non-income producing security; bond in default.
(c)     Non-income producing securities.
(d)     Acquired through exchange offer.
(e) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(f) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $28,233,135 and the aggregate gross unrealized depreciation is $99,591,715, resulting in net unrealized depreciation of $71,358,580.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH YIELD SECURITIES INC.
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1997 (UNAUDITED)

 ASSETS:
Investments in securities, at value
 (identified cost $542,009,875)..........  $   470,651,295
Receivable for:
  Interest...............................       10,960,585
  Investments sold.......................        3,176,250
  Capital stock sold.....................          514,802
Prepaid expenses and other assets .......           66,220
                                           ---------------
  TOTAL ASSETS...........................      485,369,152
                                           ---------------
LIABILITIES:
Payable for:
  Investments purchased .................       11,341,083
  Dividends to shareholders .............          908,454
  Capital stock repurchased .............          220,229
  Investment management fee .............          180,368
Accrued expenses and other payables  ....          151,410
                                           ---------------
  TOTAL LIABILITIES......................       12,801,544
                                           ---------------
NET ASSETS:
Paid-in-capital .........................    1,543,860,051
Net unrealized depreciation..............      (71,358,580)
Accumulated undistributed net investment
 income .................................        1,931,583
Accumulated net realized loss............   (1,001,865,446)
                                           ---------------
  NET ASSETS ............................  $   472,567,608
                                           ===============
NET ASSET VALUE PER SHARE,
 70,909,927 shares outstanding
 (400,000,000 shares authorized of $.01
 par value) .............................           $6.66
                                           ===============
MAXIMUM OFFERING PRICE PER SHARE,
 (net asset value plus 5.82% of net
 asset value)*...........................           $7.05
                                           ===============


------------
*  On sales of $25,000 or more, the offering price is reduced.


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 1997 (UNAUDITED)

NET INVESTMENT INCOME:
INTEREST INCOME .......................    $ 27,883,411
                                         --------------
EXPENSES
Investment management fee..............       1,160,316
Transfer agent fees and expenses ......         266,965
Professional fees .....................          47,250
Shareholder reports and notices  ......          32,044
Custodian fees ........................          23,006
Registration fees .....................          18,338
Directors' fees and expenses ..........           6,202
Other..................................           4,590
                                         --------------
  TOTAL EXPENSES ......................       1,558,711
                                         --------------
  NET INVESTMENT INCOME ...............      26,324,700
                                         --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss .....................     (48,247,775)
Net change in unrealized depreciation        53,247,857
                                         --------------
  NET GAIN ............................       5,000,082
                                         --------------
NET INCREASE ..........................    $ 31,324,782
                                         ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH YIELD SECURITIES INC.
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                        FOR THE SIX      FOR THE YEAR
                                                       MONTHS ENDED          ENDED
                                                     FEBRUARY 28, 1997  AUGUST 31, 1996
--------------------------------------------------   -----------------  ---------------
                                                        (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .............................    $ 26,324,700        $ 55,722,131
Net realized loss .................................     (48,247,775)        (17,329,860)
Net change in unrealized depreciation .............      53,247,857           9,730,771
                                                     -----------------  ---------------
  NET INCREASE ....................................      31,324,782          48,123,042
Dividends from net investment income...............     (34,730,405)        (51,517,938)
Net increase from capital stock transactions  .....      15,770,392           8,152,392
                                                     -----------------  ---------------
  NET INCREASE ....................................      12,364,769           4,757,496
NET ASSETS:
Beginning of period................................     460,202,839         455,445,343
                                                     -----------------  ---------------
  END OF PERIOD
  (Including undistributed net investment income
  of $1,931,583 and $10,337,288, respectively) ....    $472,567,608        $460,202,839
                                                     =================  ===============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH YIELD SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS February 28, 1997 (unaudited)

1. Organization and Accounting Policies

Dean Witter High Yield Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Fund was incorporated in Maryland on June 14, 1979 and commenced operations on September 26, 1979.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

DEAN WITTER HIGH YIELD SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS February 28, 1997 (unaudited) continued

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.325% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.30% to the portion of daily net assets exceeding $3 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all

DEAN WITTER HIGH YIELD SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS February 28, 1997 (unaudited) continued

personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended February 28, 1997, aggregated $237,747,854 and $220,427,940, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Fund's transfer agent. At February 28, 1997, the Fund had transfer agent fees and expenses payable of approximately $56,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended February 28, 1997 included in Directors' fees and expenses in the Statement of Operations amounted to $635. At February 28, 1997, the Fund had an accrued pension liability of $48,911 which is included in accrued expenses in the Statement of Assets and Liabilities.

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Distributor has informed the Fund that for the six months ended February 28, 1997, it received approximately $963,000 in commissions from the sale of shares of the Fund's capital stock. Such commissions are deducted from the proceeds of the capital stock shares and are not an expense of the Fund.

4. CAPITAL STOCK

Transactions in capital stock were as follows:

                                      FOR THE SIX                    FOR THE YEAR
                                     MONTHS ENDED                       ENDED
                                   FEBRUARY 28, 1997               AUGUST 31, 1996
                            -----------------------------  ------------------------------
                                      (UNAUDITED)
                                SHARES          AMOUNT          SHARES          AMOUNT
                            -------------  --------------  --------------  --------------
Sold                           4,443,983     $ 29,891,249      7,479,221     $ 50,396,628
Reinvestment of dividends      2,738,144       18,229,841      3,993,442       26,742,126
                            -------------  --------------  --------------  --------------
                               7,182,127       48,121,090     11,472,663       77,138,754
Repurchased                   (4,814,204)     (32,350,698)   (10,236,571)     (68,986,362)
                            -------------  --------------  --------------  --------------
Net increase                   2,367,923     $ 15,770,392      1,236,092     $  8,152,392
                            =============  ==============  ==============  ==============

DEAN WITTER HIGH YIELD SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS February 28, 1997 (unaudited) continued

5. FEDERAL INCOME TAX STATUS

At August 31, 1996, the Fund had an approximate net capital loss carryover, which may be used to offset future capital gains to the extent provided by regulations, which is available through August 31 in the following years:

                                            AMOUNTS IN THOUSANDS
------------------------------------------------------------------------------------------------------
 1997           1998        1999        2000        2001        2002        2003        2004        TOTAL
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ---------
$94,246       $82,210     $292,752    $182,732    $45,208     $166,406    $50,598     $23,294     $937,446
==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  =========

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $13,146,000 during fiscal 1996.

At August 31, 1996, the Fund had temporary book/tax differences primarily attributable to post-October losses, capital loss deferrals on wash sales and dividends payable.

DEAN WITTER HIGH YIELD SECURITIES INC.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:



                                                FOR THE SIX              FOR THE YEAR ENDED AUGUST 31
                                               MONTHS ENDED    ------------------------------------------------
                                            FEBRUARY 28, 1997    1996      1995      1994      1993      1992
------------------------------------------  -----------------  --------  --------  --------  --------  --------
                                                (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  .....       $ 6.71         $ 6.77    $ 6.83    $ 7.58    $ 7.23    $ 5.92
                                                  ------         ------    ------    ------    ------    ------
Net investment income .....................         0.38           0.83      0.80      0.79      0.89      0.95
Net realized and unrealized gain (loss)  ..         0.07          (0.12)    (0.06)    (0.68)     0.54      1.04
                                                  ------         ------    ------    ------    ------    ------

Total from investment operations ..........         0.45           0.71      0.74      0.11      1.43      1.99
                                                  ------         ------    ------    ------    ------    ------

Less dividends from net investment income          (0.50)         (0.77)    (0.80)    (0.86)    (1.08)    (0.68)
                                                  ------         ------    ------    ------    ------    ------

Net asset value, end of period ............       $ 6.66         $ 6.71    $ 6.77    $ 6.83    $ 7.58    $ 7.23
                                                  ======         ======    ======    ======    ======    ======
TOTAL INVESTMENT RETURN+ ..................         6.92%(1)      11.07%    11.98%     0.93%    22.29%    35.46%
RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................         0.67%(2)       0.66%     0.79%     0.69%     0.67%     0.77%
Net investment income .....................        11.34%(2)      12.27%    12.06%    10.40%    12.14%    13.96%
SUPPLEMENTAL DATA:
Net assets, end of period, in millions  ...       $  473         $  460    $  455    $  478    $  540    $  512
Portfolio turnover rate ...................           50%(1)         49%       74%      127%      173%      113 %

------------
+ Does not reflect the deduction of sales load. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

BOARD OF DIRECTORS

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center -Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



 The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

 This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and directors, fees, expenses and other pertinent information, please see the prospectus of the Fund.

 This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.



Dean Witter
High Yield
Securities


Semiannual Report
February 28, 1997